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                                                                   EXHIBIT 10.25

                             SHARE RETURN AGREEMENT

     THIS AGREEMENT is made as of this 23rd day of July, 1997 among COYOTE SPORTS, INC. ("Company"), MEL S. STONEBRAKER ("Stonebraker") and JAMES M. PROBST ("Probst").

     WHEREAS, Stonebraker and Probst are currently the sole shareholders of the Company owing 1,897,500 and 1,552,500 shares of Common Stock, respectively; and

     WHEREAS, the parties believe that, for good and valid business reasons, it is in the best interests of the parties for Stonebraker and Probst to return certain of their shares to the Company on a pro-rata basis for cancellation;

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1. Stonebraker hereby assigns and transfers to the Company all of his right, title and interest in 467,500 shares of Common Stock of the Company owned by him free and clear of all liens, charges and encumbrances.

2. Probst hereby assigns and transfers to the Company all of his right, title and interest in 382,500 shares of Common Stock of the Company owned by him free and clear of all liens, charges and encumbrances.

3. Stonebraker and Probst acknowledge and agree that the Company is in no way obligated to pay them for the respective shares that are being assigned and transferred by them.

4. This agreement shall be governed by the laws of the State of Nevada and shall not be modified without the written approval of all parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    COYOTE SPORTS, INC.


                                    By:    /S/ MEL S. STONEBRAKER
                                       ----------------------------------------
                                       Mel S. Stonebraker, President


                                          /S/ JAMES M. PROBST
                                       ----------------------------------------
                                       James M. Probst


                                         /S/ MEL S. STONEBRAKER
                                       ----------------------------------------
                                       Mel S. Stonebraker